Exhibit 10.4
fifth Amendment to Second Amended and Restated Credit Agreement

This fifth Amendment to Second Amended and Restated Credit Agreement (this “Fifth Amendment”), dated as of April 21, 2026 (the “Fifth Amendment Effective Date”), is among Vitesse Energy, Inc., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”), each of the Lenders (including the New Lender referred to below), and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
Section 1.A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of January 13, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
Section 2.B.    The Borrower has requested that U.S. Bank, National Association (the “New Lender”) become a Lender under the Credit Agreement with a Maximum Credit Amount as of the Fifth Amendment Effective Date in the amount shown on Annex I to the Credit Agreement (as amended hereby).
Section 3.C.     The parties hereto desire to enter into this Fifth Amendment to, among other things, (i) decrease the Borrowing Base from $295,000,000 to $275,000,000 as set forth in Section 3 hereof, (ii) evidence the increase of the Aggregate Elected Commitment Amounts of the Lenders from $250,000,000 to $275,000,000 as set forth in Section 4 hereof and (iii) amend the Credit Agreement as set forth in Section 2 hereof, in each case to be effective as of the Fifth Amendment Effective Date and on the terms and conditions set forth herein.
Section 4.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement but which is not defined in this Fifth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended as follows:
2.1Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in the appropriate alphabetical order the following definitions which shall read in full as follows:

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Section 3.“Fifth Amendment” means that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of the Fifth Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
Section 4.“Fifth Amendment Effective Date” means April 21, 2026.
4.1Amended Definition. The following definition contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 5.“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Letter of Credit Agreements, any Fee Letter, the Letters of Credit, the Security Instruments and any other document identified as a “Loan Document” delivered in connection with this Agreement from time to time, in each case, as the same may be amended, modified, supplemented or restated from time to time.
5.1Amendment to Section 2.06(c)(i) of the Credit Agreement. Section 2.06(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(a)Optional Increases, Reductions and Terminations of Aggregate Elected Commitment Amounts.
(1)Subject to the conditions set forth in Section 2.06(c)(ii), the Borrower may increase the Aggregate Elected Commitment Amounts then in effect by increasing the Elected Commitment of a Lender or by causing a Person that is acceptable to the Administrative Agent that at such time is not a Lender to become a Lender (any such Person that is not at such time a Lender and becomes a Lender, an “Additional Lender”). Notwithstanding anything to the contrary contained in this Agreement, in no case shall an Additional Lender be the Borrower, any Affiliate of the Borrower, any Defaulting Lender or any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person).
5.2Amendment to Section 7.24 of the Credit Agreement. Section 7.24 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
5.3Section 7.24. Affected Financial Institution. No Credit Party is an Affected Financial Institution.
5.4Amendment to Section 8.19 of the Credit Agreement. Section 8.19 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
5.5Section 8.19 Affirmative Hedging Covenant. As of the last day of each fiscal quarter (each, a “Swap Compliance Date”), commencing with the fiscal quarter ending June 30, 2026, one or more of the Credit Parties shall have entered into Swap Agreements with one or more Approved Counterparties in the form of fixed price swap transactions, or purchased put options or collars to hedge notional volumes of crude oil covering not less than (a) for each fiscal quarter during the first twelve (12) months following such Swap Compliance Date, fifty percent (50%) and (b) for each fiscal quarter during months thirteen (13) through twenty four (24)

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following such Swap Compliance Date, fifty percent (50%), in each case, of the reasonably anticipated proved developed producing production of crude oil of the Credit Parties as projected for each such quarter in the Reserve Report most recently delivered prior to such Swap Compliance Date; provided that if (i) the Utilization Percentage is less than fifty percent (50%) as of each of the five (5) consecutive Business Days immediately prior to and including the applicable Swap Compliance Date or (ii) as of the applicable Swap Compliance Date, the ratio of Total Funded Debt as of such Swap Compliance Date to EBITDAX for the four (4) fiscal quarters ending on the last day of the fiscal quarter most recently ended for which financial statements are available is less than or equal to 1.50 to 1.00, then (x) the reference to fifty percent (50%) in the foregoing clause (a) will be deemed to be a reference to forty percent (40%) with respect to such Swap Compliance Date and (y) the Borrower shall not be required to comply with the foregoing clause (b) with respect to such Swap Compliance Date.
5.6Amendment to Section 12.04(b)(ii)(E) of the Credit Agreement. Section 12.04(b)(ii)(E) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(1)(E)    in no event may any Lender assign all or a portion of its rights and obligations under this Agreement to the Borrower, any Affiliate of the Borrower, any Defaulting Lender or any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person); and
5.7Amendment to Section 12.04(c)(i) of the Credit Agreement. Section 12.04(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
5.8(c)     (i)    Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other Persons (other than the Borrower, any Affiliate of the Borrower, any Defaulting Lender or any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person)) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 12.02 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.03. Subject to Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section

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5.01, Section 5.02 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender; provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
5.9Replacement of Annex I to Credit Agreement. Annex I to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. Immediately after giving effect to this Fifth Amendment, (a) each Lender (including the New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage (immediately after giving effect to this Fifth Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage (immediately after giving effect to this Fifth Amendment) of all Loans, (b) each Lender’s (including the New Lender) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (immediately after giving effect to this Fifth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall reasonably specify so that the Revolving Credit Exposure applicable to each Lender (including the New Lender) equals its Applicable Percentage (immediately after giving effect to this Fifth Amendment) of the aggregate Revolving Credit Exposures of all Lenders and (d) upon the written request by any applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender under Section 5.02 of the Credit Agreement (as in effect immediately prior to the Fifth Amendment Effective Date) as a result of the reallocation of the Loans and the other adjustments described in this Section 2.9.
Section 6.Decrease of Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction (or waiver in accordance with Section 12.02 of the Credit Agreement) of the conditions precedent set forth in Section 5 hereof, the Administrative Agent and the Lenders (including the New Lender) party hereto agree that the Borrowing Base is hereby decreased from $295,000,000 to $275,000,000, and the Borrowing Base shall remain at $275,000,000 until the next Scheduled

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Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about April 1, 2026 for purposes of Section 2.07(b) of the Credit Agreement. This Fifth Amendment constitutes a New Borrowing Base Notice delivered pursuant to Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base redetermination provided for in this Section 3.
Section 7.Increase of Aggregate Elected Commitment Amounts. Pursuant to Section 2.06 of the Credit Agreement, the Borrower has notified the Administrative Agent of its election to increase the Aggregate Elected Commitment Amounts by $25,000,000. Promptly following receipt of such notice, the Administrative Agent advised the Lenders of the contents thereof. The Borrower hereby represents and warrants to the Lenders that after giving effect to such increase of the Aggregate Elected Commitment Amounts, the total Revolving Credit Exposure will not exceed Aggregate Elected Commitment Amounts. Accordingly, the Aggregate Elected Commitment Amounts, which, prior to giving effect to this Amendment, were $250,000,000, are hereby increased by $25,000,000, so that after giving effect to this Fifth Amendment, the Aggregate Elected Commitment Amounts shall be $275,000,000 in accordance with the Applicable Percentages set forth on Annex I attached hereto. The parties agree that, notwithstanding anything to the contrary in the Credit Agreement, this Fifth Amendment shall suffice to effectuate such increase in the Aggregate Elected Commitment Amounts without any requirement that any other notices or certificates be delivered.
Section 8.Conditions Precedent to Fifth Amendment. The effectiveness of this Fifth Amendment is subject to the following conditions precedent:
8.1Signature Pages. The Administrative Agent shall have received executed counterparts of this Fifth Amendment from the Credit Parties and each of the Required Lenders, the New Lender and each Lender whose Elected Commitment is increasing after giving effect to Section 2.9 and Section 4.
8.2Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including for the account of each Fifth Amendment Increasing Lender (as defined below) party to this Fifth Amendment, upfront fees in an amount equal to 45 basis points (0.45%) for each such Fifth Amendment Increasing Lender on the amount of such Fifth Amendment Increasing Lender’s Increased Commitment (as defined below). As used herein, “Fifth Amendment Increasing Lender” means each Lender whose Commitment after giving effect to Section 2.9 and Section 4 exceeds such Lender’s Commitment immediately prior to the effectiveness of this Fifth Amendment, and “Increased Commitment” means the amount of such excess.
8.3Mortgages. The Administrative Agent shall have received Security Instruments in form and substance reasonably satisfactory to the Administrative Agent, such that after giving effect thereto, the Security Instruments create (or will upon recording create) first priority, perfected Liens (provided that Liens permitted by the Credit Agreement may exist) on at least eighty-five percent (85%) of the total present value of the proved Oil and Gas Properties (including the Titan Assets) evaluated in the most recently delivered Reserve Report (including any reserve engineering information evaluating the Titan Assets).
8.4Title. The Administrative Agent shall have received title information reasonably satisfactory to it as the Administrative Agent may reasonably require with respect to the status of title to at least eighty-five percent (85%) of the total present value of the proved Oil and Gas

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Properties (including the Titan Assets) evaluated in the most recently delivered Reserve Report (including any reserve engineering information evaluating the Titan Assets).
8.5Lien Searches. The Administrative Agent shall have received appropriate county-level real property record search results reflecting no prior Liens encumbering the Titan Assets for any jurisdiction requested by the Administrative Agent, other than Liens (a) being released on or prior to the Fifth Amendment Effective Date or (b) permitted by the Credit Agreement.
8.6Lien Releases. The Administrative Agent shall have received evidence satisfactory to it (including mortgage releases and UCC-3 financing statement terminations) that all Liens (if any) on the Titan Assets (other than Liens permitted by the Credit Agreement) have been released or terminated or will be released and terminated.
8.7Officer’s Certificate. The Titan Acquisition shall have closed prior to or substantially contemporaneously with the closing of the Fifth Amendment, and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying: (i) that attached to such certificate are true, accurate and complete copies of the Titan Acquisition Documents (including any amendment, waiver, or other modification thereto), (ii) that set forth on a schedule attached thereto are any “Assets” (as defined in the Titan Purchase and Sale Agreement as in effect on March 1, 2026) not directly or indirectly acquired by or contributed to the Borrower on the closing date of the Titan Acquisition, and (iii) as to the final purchase price for the Titan Assets and other assets and interests acquired by or contributed, directly or indirectly, to the Borrower under the Titan Acquisition Documents after giving effect to all purchase price adjustments as of the closing date of the Titan Acquisition contemplated by the Titan Acquisition Documents.
8.8Notes. The Administrative Agent shall have received duly executed Notes (or any amendment or restatement thereof, as the case may be) payable to each Lender (including the New Lender) requesting a Note in a principal amount equal to its Maximum Credit Amount dated as of the Fifth Amendment Effective Date.
8.9Other. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
8.10Defined Terms. As used in this Section 5, the following terms shall have the following meanings:
Section 9.“Titan Acquisition” means the direct or indirect acquisition by or contribution to the Borrower of the Titan Assets pursuant to the terms and conditions of the Titan Acquisition Documents.
Section 10.“Titan Acquisition Documents” means (a) the Titan Purchase and Sale Agreement and (b) all conveyances, assignments, bills of sale, and other material agreements (including any amendment, waiver, or other modification thereto) and instruments executed and delivered in connection with the Titan Acquisition, in each case, as the same may be amended, supplemented or otherwise modified to the extent permitted herein.
Section 11.“Titan Assets” means the “Assets” as defined in the Titan Purchase and Sale Agreement.

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Section 12.“Titan Purchase and Sale Agreement” means that certain Purchase and Sale Agreement, dated as of March 1, 2026, by and among Titan Exploration, LLC, a Delaware limited liability company, as seller, Vitesse Energy, LLC, a Delaware limited liability company, as buyer, and Vitesse Energy, Inc., a Delaware corporation, as purchaser parent (as amended, restated, supplemented or modified from time to time to the extent permitted herein).
Section 13.New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if the New Lender was an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fifth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fifth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fifth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 14.Miscellaneous.
14.1Confirmation and Effect. The provisions of the Credit Agreement (as amended hereby) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment, and this Fifth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
14.2Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Fifth Amendment, (b) acknowledges, renews and affirms its continued liability under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party, (c) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, (d) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Fifth Amendment are within such Credit Party’s corporate or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth

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Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (e) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fifth Amendment, no Event of Default exists.
14.3Counterparts; Electronic Execution.
(a)This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by fax or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
(b)The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Fifth Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
14.4No Oral Agreement. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
14.5Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
14.6Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
14.7Severability. Any provision of this Fifth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
14.8Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:    VITESSE ENERGY, INC.,
a Delaware corporation
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer
GUARANTORS:    VITESSE ENERGY, LLC,
a Delaware limited liability company
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer
VITESSE OIL, LLC,
a Delaware limited liability company
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer
VITESSE OIL, INC.,
a Delaware corporation
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer

VITESSE MANAGEMENT COMPANY, LLC,
a Delaware limited liability company
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

PETROSHALE (US), INC.,
a Delaware corporation
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer

VITESSE HOLDING CORP.,
a Delaware corporation
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Lender

By:    /s/ Zachary Kramer
Name:     Zachary Kramer
Title:      Executive Director

[Signature Page to Fifth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Jonathan Lee
Name:    Jonathan Lee
Title: Managing Director
[Signature Page to Fifth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

BOKF, NA,
as a Lender
By:    /s/ Benjamin H. Adler
Name:    Benjamin H. Adler
Title: Senior Vice President

[Signature Page to Fifth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Kimberly Miller
Name:    Kimberly Miller
Title:    Director
[Signature Page to Fifth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Monica Schilling
Name:    Monica Schilling
Title:    Director
[Signature Page to Fifth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

ZIONS BANCORPORATION, N.A. dba AMEGY BANK,
as a Lender
By:    /s/ Kathlin Ardell
Name:    Kathlin Ardell
Title:    Senior Vice President

[Signature Page to Fifth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

FIFTH THIRD BANK, N.A., successor by merger to Comerica Bank, as a Lender
By:    /s/ Jonathan Lee
Name:    Jonathan Lee
Title:    Managing Director

[Signature Page to Fifth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

U.S. BANK, NATIONAL ASSOCIATION,
as a New Lender
By:    /s/ John C. Lozano
Name:    John C. Lozano
Title: Senior Vice President

[Signature Page to Fifth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Wells Fargo Bank, N.A.	20.000000000%	$55,000,000.00	$100,000,000.00
Fifth Third Bank, National Association	19.272727273%	$53,000,000.00	$96,363,636.36
BOKF, NA	14.181818180%	$39,000,000.00	$70,909,090.93
Bank of America, N.A.	13.090909091%	$36,000,000.00	$65,454,545.45
Capital One, National Association	13.090909091%	$36,000,000.00	$65,454,545.45
Zions Bancorporation, N.A. dba Amegy Bank	9.454545455%	$26,000,000.00	$47,272,727.27
Fifth Third Bank, N.A., successor by merger to Comerica Bank	5.454545455%	$15,000,000.00	$27,272,727.27
U.S. Bank, National Association	5.454545455%	$15,000,000.00	$27,272,727.27
Total	100.000000000%	$275,000,000.00	$500,000,000.00

Annex I - 1